CONFIDENTIAL

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.18

AMENDMENT No. 8

To the

MULTI-PRODUCT LICENCE AGREEMENT

dated

31 October 2014

between

LONZA SALES AG

and

NGM BIOPHARMACEUTICALS, INC.

CONFIDENTIAL

This Amendment No. 8 (“Amendment No.8”) to the Multi-Product License Agreement, dated 31 October 2014, and as amended by Amendment No. 1, dated 28 July 2015 , Amendment No. 2, dated  07 October 2015, Amendment No. 3, dated  26 April 2016, Amendment No. 4, dated  03 October 2017, Amendment No. 5, dated  16 March 2018, Amendment No. 6, dated  06 February  2019 and Amendment 7, dated 22 December 2020 (collectively the “Agreement”) is made effective as of the last dates of signatures between the parties (the “Amendment No. 8 Effective Date”); and is

By and Between

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland ("Lonza"), and

NGM BIOPHARMACEUTICALS, INC., incorporated and registered in the State of Delaware whose registered office is at 333 Oyster Point Blvd., South San Francisco, CA 94080, USA, ("Licensee").

Lonza and Licensee may be independently defined as a “Party” or collectively as the “Parties”.

WHEREAS

A.	Lonza and the Licensee entered into the Agreement, pursuant to which Lonza licensed certain Intellectual Property Rights (as therein defined) to the Licensee (“Agreement”).
B.	Licensee notified Lonza of the [*] and the Parties therefore agree to update the Products table in Appendix 5 Table A.
C.	The Parties wish to amend the terms of the Agreement.

NOW THEREFORE in consideration of the mutual promises and covenants contained herein and other good and valuable consideration the sufficiency of which is acknowledged it is hereby agreed by and between the Parties to amend the Agreement as follows:

1.	Unless otherwise defined in this Amendment No.8, the words and phrases defined in the Agreement shall have the same meanings in this Amendment No.8.
2.

Licensee hereby warrants and confirms to Lonza that [*] with the exception of [*]. Licensee also warrants and confirms to Lonza that [*]. Licensee will notify Lonza in writing when [*] which shall be subject to the terms of the Agreement. The parties agree that [*] will not [*] under the Agreement.

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

CONFIDENTIAL

3.	Appendix 5 of the Agreement shall be deleted in its entirety and replaced by the Appendix 5 attached hereto.
4.	Save as expressly provided herein all terms and conditions of the Agreement shall continue in full force and effect.

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

CONFIDENTIAL

AS WITNESS, the hands of the duly authorized representatives of the parties hereto the Amendment No. 8 Effective Date.

SIGNED BY:	/s/ Bart van Aarnhem
For and on behalf of
LONZA SALES AG	Associate General Counsel
Title
Feb 10, 2021
Date

SIGNED BY:	Dan Mekic
For and on behalf of
LONZA SALES AG	Head of Income Management and
Forecasting LI
Title
Feb 10, 2021
Date

SIGNED BY:	/s/ Valerie L. Pierce
For and on behalf of
NGM BIOPHARMACEUTICALS, INC.	SVP & General Counsel
Title
2/4/2021
Date

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.

CONFIDENTIAL

APPENDIX 5

PRODUCTS

Table A

Product	Product Name	[*]
[*]	[*]	[*]

*The Licensee shall notify Lonza in writing within a period of [*] days for [*] for each Product.

[*]

Table B

COMMERCIAL PRODUCTS AND ROYALTIES

Commercial Product	Product Name	Rate of Royalty	Party manufacturing the Product
Product #1
Product #2
Product #3
Product #4
Product #5
Product #6
Product #7

5

[*] = Certain information contained in this document, marked by brackets, has been omitted from this exhibit because it is both not material and would be competitively harmful if publicly disclosed.